SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 25, 2000
(Date of earliest event reported)

ABN AMRO Mortgage Corporation
(Sponsor)
(Issuer in Respect of Commercial Mortgage Pass-Through
Certificates Series 2000-1)
Exact name of registrant as specified in charter)

Delaware 333-85443-03 363886007
(State or other juris- (Commission (I.R.S. Employer
diction of organization) File No.) Identification No.)

181 West Madison Street Chicago, Illinois 60602
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, including area code
248-643-2530

(Former name or former address, if changed since
last report.)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit No. Description

99.1 Monthly distribution report pursuant to
Section 4.02 of the Pooling and Servicing Agreement
for the distribution on May 25, 2000

Pursuant to the requirements of the Securities Exchange Act
of 1934, the Registrant has duly caused this report to be
signed on behalf of the Registrant by the undersigned
there unto duly authorized.

LASALLE BANK N.A., IN
ITS CAPACITY AS TRUSTEE
UNDER THE POOLING AND
SERVICING AGREEMENT ON
BEHALF OF ABN AMRO Mortgage
Corporation, REGISTRANT

By:

/s/ Russell Goldenberg
Russell Goldenberg,
Group Senior Vice President

May 25, 2000